UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2019

VEREIT, INC.
VEREIT OPERATING PARTNERSHIP, L.P.
(Exact name of Registrant as specified in its charter)

Maryland	001-35263	45-2482685
Delaware	333-197780	45-1255683
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2325 E. Camelback Road, 9th Floor
Phoenix,	AZ	85016
(Address of principal executive offices, including zip code)

(800)	606-3610
(Registrant’s telephone number, including area code)
________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:
Title of each class:		Trading symbol(s):	Name of each exchange on which registered:
Common Stock	$0.01 par value per share (VEREIT, Inc.)	VER	New York Stock Exchange
6.70% Series F Cumulative Redeemable Preferred Stock	$0.01 par value per share (VEREIT, Inc.)	VER PF	New York Stock Exchange
 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

VEREIT, Inc.		VEREIT Operating Partnership, L.P.
Emerging growth company	☐	Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
VEREIT, Inc. ☐ VEREIT Operating Partnership, L.P. ☐

Item 8.01. Other Events.
On November 19, 2019, the operating partnership of VEREIT, Inc., a Maryland corporation (“VEREIT”), VEREIT Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership” and together with VEREIT, the “Company”), and VEREIT, as guarantor, entered into an underwriting agreement (the “Underwriting Agreement”) with Wells Fargo Securities, LLC, BMO Capital Markets Corp., BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein (collectively, the “Underwriters”), pursuant to which the Operating Partnership agreed to issue and sell to the Underwriters $600.0 million aggregate principal amount of the Operating Partnership’s 3.10% Senior Notes due 2029 (the “Notes”) at an issue price of 98.842%. Interest on the Notes will be payable in cash and will accrue at a rate of 3.10% per annum. The Notes will be senior unsecured obligations of the Operating Partnership, guaranteed by VEREIT. The offering of the Notes is expected to close on December 4, 2019, subject to the satisfaction of customary closing conditions.
The offering and sale of the Notes was made pursuant to a free writing prospectus, preliminary prospectus supplement and final prospectus supplement pursuant to the Company’s effective registration statement on Form S-3 (File Nos. 333-230883 and 333-230883-01), each of which has been filed with the Securities and Exchange Commission (the “SEC”).
The Operating Partnership intends to use the proceeds from the offering of the Notes, together with borrowings under its revolving credit facility or cash on hand, to (i) fund the redemption (the “2021 Notes Redemption”) of all of the Operating Partnership’s 4.125% Senior Notes due 2021 (the “2021 Notes”), (ii) make a distribution to VEREIT to fund the purchase of a portion of VEREIT’s 3.75% Convertible Senior Notes due 2020 (the “Convertible Notes”) before maturity, (iii) make a distribution to VEREIT to fund the redemption (the “Series F Redemption”) of $200.0 million of VEREIT’s 6.70% Series F Cumulative Redeemable Preferred Stock (the “Series F Preferred Stock”), and/or (iv) pay fees and expenses related to the foregoing and the offering of the Notes.
Pending application of the proceeds as described above, the Operating Partnership intends to use the net proceeds from the offering to reduce revolving loans under its revolving credit facility or invest in short-term interest-bearing accounts and securities as is consistent with VEREIT’s intention to maintain its qualification for taxation as a real estate investment trust, including, for example, government and governmental agency securities, certificates of deposit and bank deposits.
None of the 2021 Notes Redemption, Series F Redemption or purchase of the Convertible Notes before maturity, or the delivery of notices, offers or other documentation in connection therewith, is a condition to closing the offering of the Notes.
The Underwriting Agreement contains customary representations, warranties and covenants by the Company. It also provides for customary indemnification by the Company for losses or damages arising out of or in connection with the sale of the Notes.
The foregoing is a summary description of certain terms of the Underwriting Agreement and is qualified in its entirety by the text of the Underwriting Agreement attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any securities of the Company, including, without limitation, the (i) Notes offered and to be sold pursuant to the free writing prospectus, preliminary prospectus supplement, final prospectus supplement and registration statement described above; (ii) 2021 Notes; (iii) Series F Preferred Stock; or (iv) Convertible Notes.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
1.1
Underwriting Agreement, dated November 19, 2019, among the Operating Partnership, VEREIT and Wells Fargo Securities, LLC, BMO Capital Markets Corp., BofA Securities, Inc., J.P. Morgan Securities LLC, Mizuho Securities USA LLC and SMBC Nikko Securities America, Inc., as representatives of the several underwriters named therein.

5.1	Opinion of Venable LLP
5.2	Opinion of Goodwin Procter LLP
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Goodwin Procter LLP (included in Exhibit 5.2)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Forward-Looking Statements
Information set forth herein contains “forward-looking statements” (within the meaning of the federal securities laws, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect the Company’s expectations regarding future events and plans, the Company’s future financial condition, results of operations and business including, but not limited to, statements regarding the closing of the offering of the Notes, the use of proceeds therefrom and additional borrowings under the revolving credit facility. These forward-looking statements are subject to a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,” “assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “could,” “continues,” variations of such words and similar expressions identify forward-looking statements. The forward-looking statements are based on information currently available to the Company and involve a number of known and unknown assumptions, risks, uncertainties and other factors, which may be difficult to predict and beyond the control of the Company, which could cause actual results to differ materially from those contained in the forward-looking statements. These factors include the risks and uncertainties detailed from time to time in the Company’s filings with the SEC, which are available at the SEC’s website at www.sec.gov. The Company disclaims any obligation to publicly update or revise any forward-looking statements contained herein whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEREIT, INC.

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

VEREIT OPERATING PARTNERSHIP, L.P. By: VEREIT, Inc., its sole general partner

By:	/s/ Michael J. Bartolotta
Name:	Michael J. Bartolotta
Title:	Executive Vice President and Chief Financial Officer

Dated: November 21, 2019